Note 8 - Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
11.	Income Taxes:

The Company files a consolidated U.S. Federal Tax Return that includes all 100% owned subsidiaries. State tax returns are filed on a consolidated or separate basis depending on the applicable laws. The Company files a separate US Federal Tax Return for Gyrodyne Special Distribution LLC.

Deferred income tax assets and liabilities are determined based on differences between financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

Deferred income tax liabilities consist of the following:

	September 30,	December 31,
	2014	2013

Deferred Tax Liabilities:
Unrealized gain on investment in Citrus Grove	$(1,315,000)	$(1,315,000)
Net Deferred Income Taxes	$(1,315,000)	$(1,315,000)

The Company is taxed as a REIT for federal and state income tax purposes under section 856(c)(1) of the Internal Revenue Code (the “Code”). As long as the Company qualifies for taxation as a REIT, it generally will not be subject to federal and state income tax, with the exception of its taxable REIT subsidiary which is subject to both federal and state income tax. If the Company fails to qualify as a REIT in any taxable year, it will be subject to federal and state income tax on its taxable income at regular corporate rates. Unless entitled to relief under specific statutory provisions, the Company will also be disqualified for taxation as a REIT for the four taxable years following the year in which it loses its qualification. Even if the Company qualifies as a REIT, it may be subject to certain state and local taxes on its income and property and to federal income and excise taxes on its undistributed income.

8.     Income Taxes

The Company files federal and state income tax returns that include all 100% owned nontaxable REIT subsidiaries. The Company files separate state income tax returns for its TRS. The tax provision for income taxes is comprised of the following:

	Years Ended December 31,
	2013	2012	2011
Current:
Federal	$95,558	$-	$-
State	-	-	-
	$95,558	$-	$-
Deferred:
Federal	$(53,505,000)	$53,505,000	$-
State	(8,144,000)	8,144,000	-
	$(61,649,000)	$61,649,000	$-

 Deferred income tax liabilities consist of the following

	December 31,
	2013	2012

Deferred Tax Liabilities:

Gain on condemnation	$-	$(61,649,000)
Unrealized gain on investment in Citrus Grove	(1,315,000)	(1,315,000)
Net Deferred Income Taxes	$(1,315,000)	$(62,964,000)

At December 31, 2012, the Company recorded deferred income tax expense of $61,649,000, which includes a federal net built-in-gains tax of $34,057,000 assessed on the real estate portion of the condemnation proceeds related to the converted Flowerfield property pursuant to Internal Revenue Code Section 1374. This Section assesses a corporate level tax, measured at the time the Company converted to a REIT, on the built-in-gain on the Flowerfield property at the time of conversion. The remaining expense relates to a corporate level income tax on the undistributed profits of the Company.

In accordance with Section 1033 of the Internal Revenue Code, the Company had deferred recognition of the gain on the proceeds received from litigation following condemnation of its real property for income tax purposes. During the quarter ended September 30, 2012, the Company applied for and received an additional approved IRS extension of time to replace the condemned property with like-kind property by April 30, 2014. The previous deadline was April 30, 2013. If the Company replaced the condemned property with like- kind property by April 30, 2014 (or such extended period approved by the Internal Revenue Service at its discretion), recognition of the gain would be deferred until the newly acquired property is disposed of. Under the tax laws at the time, pending a replacement property acquisition, the Company had recorded a provision for income taxes of $61,649,000 resulting from the condemnation award. The provision for income taxes is a direct result of the gain on condemnation of the Company’s real property.

Following a change in tax law in January 2013, retroactive to January 2012, reducing the recognition period for REIT owned property applicable for the 2012 taxable year to five years, the Company applied for a private letter ruling from the IRS in March 2013 and ultimately received a favorable ruling on August 28, 2013 (the “PLR”). The PLR concludes that the Company’s receipt of the additional damages in July 2012 in connection with the judgment in the Company’s favor in its condemnation litigation with the State of New York (the “2012 Proceeds”) occurred outside of the applicable recognition period for 2012, and therefore permits the Company to distribute, by means of a dividend such as the Special Dividend described below, the gains realized from its receipt of the 2012 Proceeds, subject to a 4% excise tax, in order to avoid incurring the corporate level tax.

On September 13, 2013, the Board declared the Special Dividend, in the amount of $98,685,000, or $66.56 per share, of which approximately $68,000,000, or $45.86 per share, was paid in cash. The balance of the Special Dividend was paid in the form of equity ownership interests in GSD LLC.

At December 31, 2013, the Company recorded a deferred income tax benefit of for the reversal of the prior year deferred taxes of $61,649,000 offset by alternative minimum taxes of $95,558.

The Company is taxed as a REIT for federal and state income tax purposes under section 856(c)(1) of the Internal Revenue Code (the “Code”). As long as the Company qualifies for taxation as a REIT, it generally will not be subject to federal and state income tax. If the Company fails to qualify as a REIT in any taxable year, it will be subject to federal and state income tax on its taxable income at regular corporate rates. Unless entitled to relief under specific statutory provisions, the Company will also be disqualified for taxation as a REIT for the four taxable years following the year in which it loses its qualification. Even if the Company qualifies as a REIT, it may be subject to certain state and local taxes on its income and property and to federal income and excise taxes on its undistributed income.

A reconciliation of the federal statutory rate to the Company’s effective tax rate is as follows:

	Year Ended December 31,
	2013	2012	2011
U.S. Federal Statutory Income Rate	-	-	-
State Income Tax, net of federal tax benefits	-	-	-
Deferred Taxes Resulting from REIT Election and Pending Reinvestment of Condemnation Proceeds	- %*	38.4%	-%
Differences Related to Investment in Citrus Grove	-%	-%	-%
	-%	38.4%	-%

* The company has no effective tax rate as it incurred alternative minimum taxes but has a book loss and has not recorded a deferred tax asset for the alternative minimum tax.